UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

Integral Technologies Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-28353	98-0163519
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3605 Eastside Park Road, Suite 1 Evansville, IL	47715
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 812-2037

(Former name or former address, if changed since last report.): n/a

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director

On May 20, 2026, the Board of Directors (the “Board”) of Integral Technologies Inc. (the “Company”) appointed Michael Pruitt to serve as a member of the Board.

Mr. Pruitt, age 66, has served as Chief Executive Officer of Forward Industries, Inc. since May 16, 2025. He previously served as a member of the Company’s Board of Directors from January 28, 2025 to May 16, 2025 and was reappointed in September 2025. Mr. Pruitt founded Avenel Financial Group, a boutique financial services firm focused on emerging technology investments, in 1999. In February 2005, he formed Chanticleer Holdings, Inc., then a public holding company (now known as Sonnet BioTherapeutics Holdings, Inc.), where he served as Chairman of the Board of Directors and Chief Executive Officer until April 1, 2020. At that time, the restaurant operations of Chanticleer Holdings were spun out into Amergent Hospitality Group, Inc., where Mr. Pruitt continues to serve as Chairman and Chief Executive Officer. Mr. Pruitt served as a director of IMAC Holdings, Inc. (OTCQB: BACK) from October 2020 until September 2025. From July 2023 until June 2025, he served as Interim Chief Executive Officer of Amaze Holdings, Inc. (NYSE American: AMZE) (formerly Fresh Vine Wine, Inc.) (“Amaze”), an e-commerce wine product company. He has also served as a director of Amaze since December 2021. Mr. Pruitt holds a B.A. degree from Coastal Carolina University. He currently serves on the Board of Visitors of the E. Craig Wall Sr. College of Business Administration, the Coastal Education Foundation Board, and the Athletic Committee of the Board. Mr. Pruitt was selected as a director for his extensive public company leadership experience and expertise in the emerging technology sector.

There is no arrangement or understanding between Mr. Pruitt and any other person pursuant to which he was selected as a director and he is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K. Mr. Pruitt has not been appointed to any Board committees.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integral Technologies Inc.

Date: May 27, 2026	By:	/s/ Douglas Bathauer
	Name:	Douglas Bathauer
	Title:	Chief Executive Officer and Chief Financial Officer